UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 28, 2020

(Date of earliest event reported)

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-36282

California	33-0361285
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4550 Towne Centre Court, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 207-4264

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LJPC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed, on July 28, 2020, La Jolla Pharmaceutical Company (“La Jolla”) completed the acquisition of Tetraphase Pharmaceuticals, Inc. (“Tetraphase”) for $43.0 million upfront cash plus potential future cash payments of up to $16.0 million pursuant to contingent value rights (“CVRs”). Following the acquisition, Tetraphase became a wholly owned subsidiary of La Jolla.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2020 to provide the consolidated financial statements of Tetraphase as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Tetraphase as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of Ernst & Young LLP, the independent registered public accounting firm of Tetraphase, is attached hereto as Exhibit 23.1 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated financial statements of Tetraphase as of June 30, 2020 and for the six months ended June 30, 2020 and 2019, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019, and the notes related thereto, each giving effect to the acquisition of Tetraphase, are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Tetraphase.

99.1	Audited consolidated financial statements of Tetraphase as of and for the years ended December 31, 2019 and 2018, and the notes related thereto (incorporated by reference to Tetraphase’s Annual Report on Form 10-K (File No. 001-35837) for the year ended December 31, 2019, as filed with the SEC on March 12, 2020).

99.2	Unaudited condensed consolidated financial statements of Tetraphase as of June 30, 2020 and for the six months ended June 30, 2020 and 2019, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: October 13, 2020	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer